UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): October 9, 2006

                        PREMIER ENTERTAINMENT BILOXI LLC
                                       and
                          PREMIER FINANCE BILOXI CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

--------------------------------------------------------------------------------
             333-114339                              20-0495680/20-0495563
--------------------------------------------------------------------------------
      (Commission File Number)                 (IRS Employer Identification No.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          777 Beach Boulevard                                 39530
               Biloxi, MS
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)
--------------------------------------------------------------------------------

                                  (228)374-7625
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Premier Entertainment Biloxi LLC (the "Company" or "Premier") would like to provide the following update concerning developments in its pending chapter 11 proceedings:

         On October 9, 2006, Premier filed a motion in the United States Bankruptcy Court for the Southern District of Mississippi, Southern Division, to obtain post-petition financing from its affiliate, BHR Holdings, Inc., pursuant to chapter 11 of the United States Bankruptcy Code.

         In the motion, Premier is seeking approval of a new $180 million senior secured super priority debtor-in-possession facility from BHR Holdings, which will be used to pay off Premier's outstanding $160 million principal amount of 10-3/4% First Mortgage Notes due 2012 (the "Bonds"). Premier does not believe that the holders of the Bonds are entitled to any prepayment penalty amounts with respect to the payoff of the Bonds and will pay off the Bonds at par, plus accrued and unpaid interest, unless ordered otherwise by the Bankruptcy Court. Pending resolution of this issue by the Court, Premier has offered to escrow with the Court $12.9 million (the maximum pre-payment penalty that the Bondholders may assert under the Indenture).

         On October 10, 2006, the Bankruptcy Court entered an interim order granting Premier the right to use approximately $26.1 million of its cash (which is currently under the control of the trustee for the Bonds) to fund ongoing construction and operations in accordance with Premier's 13 week projected post-petition budget, as requested by Premier. Under the interim order, the trustee, certain objecting bondholders and the United States Trustee will have access to Premier's financial records to monitor Premier's compliance with the Court's order.

                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 11, 2006
                                          PREMIER ENTERTAINMENT BILOXI LLC
                                          PREMIER FINANCE BILOXI CORP.



                                          /s/  Todd J. Raziano
                                          --------------------------------------
                                          Name:    Todd J. Raziano
                                          Title:   Senior Vice President and
                                                   Chief Financial Officer











                                       3